UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2022

Vertex Pharmaceuticals Incorporated

(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Northern Avenue

Boston, Massachusetts 02210

(Address of principal executive offices) (Zip Code)

(617) 341-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Vertex Pharmaceuticals Incorporated (the “Company”) was held on May 18, 2022 (the “Annual Meeting”). Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting:

Proposal No. 1: Based upon the following votes, the shareholders elected Sangeeta Bhatia, Lloyd Carney, Alan Garber, Terrence Kearney, Reshma Kewalramani, Yuchun Lee, Jeffrey Leiden, Margaret McGlynn, Diana McKenzie, Bruce Sachs and Suketu “Suky” Upadhyay to serve as members of the Company’s board of directors until the annual meeting of shareholders to be held in 2023:

	For	Against	Abstain	Non-Votes
Sangeeta Bhatia	217,866,026	1,537,431	580,314	9,807,714
Lloyd Carney	190,655,522	29,245,505	82,744	9,807,714
Alan Garber	215,431,689	4,470,485	81,597	9,807,714
Terrence Kearney	197,133,280	22,764,797	85,694	9,807,714
Reshma Kewalramani	218,747,353	1,157,114	79,304	9,807,714
Yuchun Lee	215,091,147	4,791,160	101,464	9,807,714
Jeffrey Leiden	212,867,068	7,033,947	82,756	9,807,714
Margaret McGlynn	214,622,981	4,782,385	578,405	9,807,714
Diana McKenzie	217,787,588	1,616,738	579,445	9,807,714
Bruce Sachs	207,274,411	11,876,210	833,150	9,807,714
Suketu “Suky” Upadhyay	219,273,791	610,013	99,967	9,807,714

Proposal No. 2: Based upon the following votes, the shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstain	Non-Votes
177,775,597	51,927,015	88,873	0

Proposal No. 3: Based upon the following votes, the shareholders approved, on an advisory basis, the 2021 compensation program for the Company’s named executive officers:

For	Against	Abstain	Non-Votes
202,178,849	16,105,504	1,699,418	9,807,714

Proposal No. 4: Based up the following votes, the shareholders approved the amendment and restatement of the Company’s 2013 Stock and Option Plan to increase the number of shares authorized for issuance under this plan by 13.5 million shares.

For	Against	Abstain	Non-Votes
194,088,034	25,773,390	122,347	9,807,714

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 18, 2022	/s/ Joy Liu
Joy Liu
Senior Vice President, General Counsel